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EXHIBIT 99.1

                                  ProCon, Inc.

                                 LEASE AGREEMENT

                                     PARTIES
                                     -------

LESSOR: The Lessor of the demised Premises is PROCON, INC., an Arkansas Corporation.

LESSEE:  The Lessee of the demised Premises is Genius Products, Inc.

     Corporation  [X]     LLC [_]     Partnership [_]    Sole Proprietor [_]

         This Agreement is entered into as of AUGUST 25, 2004, by and between the aforementioned Lessor and Lessee, and in consideration of the mutual covenants described herein:

WITNESSETH:

         1. DESCRIPTION OF DEMISED PREMISES. Lessor does hereby let, and demise unto Lessee, and Lessee does hereby lease from Lessor the following described Premises in the City of Bentonville, Benton County, Arkansas: approximately 1,670 square feet of a 6,600 square foot building located at 106 SE EXECUTIVE DRIVE, SUITE #4, BENTONVILLE, ARKANSAS 72712, together with the right to use such hallways, walkways, parking areas (including the exclusive right to use the upper and lower parking lots) and other common amenities located thereon.

         2. TERM. The initial term of this Lease shall be for FIVE (5) YEARS, commencing on the later of OCTOBER 15, 2004, or the date the Premises is substantially completed per 16.B herein, and ending on the date expiring five
(5) years thereafter. The Lessee shall have the right, with not less than six
(6) months' prior written notice, to extend the term of the Lease Agreement for additional term (s) of FIVE (5) YEARS at a rental rate equal to the monthly rental rate for buildings at South Walton Plaza of similar age and character and with similar concessions and lease terms. If Lessee remains in possession of the Premises after the expiration of the original term or any extended term of this Lease Agreement, Lessee shall become a tenant from month-to-month at a rental equal to one hundred and twenty-five percent (125%) of the monthly rental being paid at the time of the expiration of said original or extended term, but otherwise subject to all of the same terms and provisions of this Lease Agreement. Lessor may thereafter terminate this Lease Agreement upon a thirty
(30) day written notice to Lessee dating from a lease payment date at the end of which time Lessee shall surrender possession of the Premises without further demand. Should Lessee fail to do so, Lessee shall be responsible, in addition to damages generally recoverable by Lessor by reason of any breach by Lessee, for all damages Lessor may sustain, including, but not limited to, claims made by a succeeding tenant against Lessor which are founded upon delay or failure in delivering possession of the Premises to such succeeding tenant. Other than the thirty (30) day notice stated above, Lessee waives any and all notice to which Lessee may otherwise be entitled under the laws of the State of Arkansas as a prerequisite to a suit filed against Lessee for the unlawful detention of the Premises. The Lessee may terminate the Lease during such hold over periods by providing a thirty (30) day written notice of intent to terminate to the Lessor.

         3. RENT. During the initial term of this Lease, Lessee agrees to pay to the Lessor a total annual "gross rent" in the amount of $22,545, payable in monthly installments of $1,878.25, each being due on the first day of each month during the term of this Lease, beginning upon occupancy. The foregoing "gross rent" shall be inclusive of all taxes, common area and maintenance expenses, except Lessee may be responsible for separately metered utilities and related deposits, janitorial services, waste management and "day-to-day" expenses. Day-to-day expenses shall include light bulbs, toilet paper, filters and other personal property replacement items similar to the foregoing. On each annual anniversary, the Lessor may increase the rent due hereunder annually by the agreed upon flat rate of three percent (3%) or the increased percentage of the Consumer Price Index as reported by the U.S. Department of Labor, whichever is the greater. In the event the Lessee fails, neglects or refuses to pay any rental installment due hereunder within ten (10) days after notice from Landlord, there shall be added to such rental installment a late charge of five percent (5%) of the installment. Said charge shall not in any way be construed as express or implied consent to any extension of the date upon which rent is due hereunder, and shall not constitute a waiver thereof, and shall be in addition to interest at the rate of ten percent (10%) per annum on each late installment and all other charges and damages or default for herein provided. Failure to timely pay the monthly rental installments after written notice and any additions thereto, if applicable, shall constitute a default of this Lease and shall be subject to the remedies provided for herein.

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         4. SECURITY DEPOSIT. Upon the execution of this Lease, the Lessee shall pay to the Lessor a security deposit in an amount equal to one (1) months rent, which shall be held as a security for the Lessee's complete performance of this Lease, and which shall be credited to the last month's payment and/or clean-up and restoration of the demised Premises if necessary.

         5. TAXES. Lessor shall pay all ad valorem taxes and assessments due to improvement districts or governmental bodies which may be levied, assessed or charged against the Premises by reason of the real property and Premises leased hereunder. Lessee shall be responsible for all taxes attributable to the personal property of Lessee on the Premises and for all license, privilege and occupation taxes levied, assessed or charged against Lessee on account of the operation of the business from these Premises; provided, however, Lessor represents there are currently no such license, privilege or occupation taxes authorized under current law.

         6. UTILITIES. Lessor acknowledges and agrees that it shall pay for the cost of all utilities in and for the demised Premises.

         7. JANITORIAL SERVICES. Lessee shall provide for its own janitorial services within the demised Premises exclusive of any common area (if applicable).

         8. CONDUCT OF BUSINESS AND USES. The demised Premises is leased to Lessee for the purpose of carrying on the business of AN OFFICE/SHOWROOM and related uses, and Lessee covenants and agrees with and unto Lessor that the Premises will be used for those purposes and those related to them and no other, except with the prior written consent of Lessor. Lessee covenants and agrees that Lessee will not do or permit to be done anything in, upon, or about the leased Premises that increases the hazard of fire beyond that which exists by reason of the uses and occupancy of the Premises for the purposes mentioned. Lessee will not do or permit to be done anything within Lessee's control that would make the demised Premises, or the improvements thereon, uninsurable in whole or in part. Provided, however, that Lessor agrees that Lessee's current proposed use does not affect Lessor's insurance in such manner. Lessee agrees that Lessee will not commit waste nor permit waste to be committed or done upon the leased Premises. Lessee shall not permit any activity to occur on the Premises, which is in violation of any state, local or federal law. Lessee shall not permit pets of any type except certified handicap assistance pets, on any part of the leased Premises. Smoking shall not be permitted inside or on the Premises.

         9. MAINTENANCE OF DEMISED PREMISES. Lessee shall take good care of the interior of the Premises and appurtenances thereto and keep them in good repair, free from filth, overloading, danger of fire, explosion or any nuisance, and return the same to Lessor, at the expiration of this Lease, in as good condition as when received by Lessee, usual wear and use, damage by fire, explosion, providential means or any other casualty excepted. Lessor, at its sole expense, will maintain and repair, or replace when and if necessary, the building systems, the roof and the foundations of the building, all exterior walls, all plate glass windows (whether apart of the Premises or not), all interior walls, which provide structural support for the building, all exterior doors and doorways, all underground sewer, water and other utility service pipes and lines which serve the Premises and which are located outside the interior surface of the exterior walls of the building, and all exterior lighting, sprinkler systems, driveways, sidewalks, common areas, parking and other paved areas.

         Except for the maintenance, repair and replacement obligations of Lessor which are set forth above in the Lease, Lessee will maintain and repair any alterations made by Lessee to the Premises and any fixtures or trade fixtures installed in the building by Lessee, so that all of the foregoing shall at all times be in substantially as good as condition as existing on the commencement date, normal wear and tear, damage or destruction by casualty, condemnation and the act (s), or omission (s) of Lessor, its employees, agents, contractors, invitees and guests excepted. Additionally, Lessee shall pay for its own janitorial service and trash removal.

         10. ALTERATIONS, SIGNS AND ADDITIONS. The Lessee shall make no structural alterations or additions to the demised Premises except those approved in writing by the Lessor, which consent shall not be unreasonably withheld or delayed. The foregoing notwithstanding, Lessee shall have the right to make non-structural changes or alterations of a minor nature to the interior of the Premises, so long as the costs for such are no more than $10,000 in any given calendar year, without seeking and receiving Lessor's consent. No sign, picture, advertisement or notice except on the glass of the doors shall be displayed on any part of the outside of said building or on or about the Premises hereby demised without the previous consent in writing of the Lessor. Lessee will remove any sign, advertisement or notices painted on or affixed to

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the Premises, and restore the place it occupied to the condition that existed as of the date this Lease takes effect. Lessor may place a "for rent" sign or signs on the Premises during the last thirty (30) days this Lease is in force. Lessor may, at its option, erect a sign on the Premises displaying space for tenant information that Lessee may, at its expense, put logo, name, etc.

         11. FIXTURES. All buildings, repairs, alterations, additions, improvements, installations, equipment and fixtures (excluding Lessee's trade fixtures), by whomsoever installed or erected (except such business trade signage and/or identified items herein belonging to Lessee as can be removed without damage to or leaving incomplete the Premises or building), shall belong to Lessor and remain on and be surrendered with the Premises as a part thereof, at the expiration of this Lease.

         12. ASSIGNMENT AND SUBLETTING. The Lessee shall not assign this Lease, nor sublet the Premises or any part thereof, without the prior written consent of the Lessor, which shall not be unreasonably withheld. Lessee may assign or sublease this Lease without Lessor's consent so long as Lessee remains liable under this Lease if: (i) the assignee or sublessee is an affiliate company of Lessee ("affiliate company" shall mean a parent company, subsidiary, subsidiary company, or `sister' company of Lessee"); or (ii) Lessor is unable to provide a "replacement building" set forth in Paragraph 34 but only if the assignee or sublessee is financially sound and is a commercially reputable entity. The consent by the Lessor to a particular assignment or subletting shall not be construed to relieve the Lessee from the obligation to obtain the consent in writing of the Lessor on any other or future assignments or sublets. Notwithstanding such consent, the Lessee shall remain liable to the Lessor for the payment of all rent in full performance of the terms of this Agreement.

         13. INDEMNIFICATION. Lessee agrees to hold Lessor harmless from and to indemnify Lessor against any and all claims, liabilities and damages, penalties, costs or expense, including reasonable attorney's fees, arising out of or in connection with (i) enforcing any obligation of Lessee hereunder" (ii) damage to persons and property resulting from or in connection with the condition of the leased Premises or suffered or incurred in or about the leased Premises; or
(iii) as a result of any breach by Lessee, its agents, contractors, employees, invitees or licensees, of any covenant or conditions of this Lease; (iv) or the carelessness, negligence or improper or illegal conduct of Lessee, its agents, contractors, employees, invitees or licensees.

         Lessor agrees to hold Lessee harmless from and to indemnify Lessee against any and all claims, liabilities and damages, penalties, costs or expense, including reasonable attorney's fees, arising out of or in connection with (i) enforcing any obligation of Lessor hereunder; (ii) damage to persons and property resulting from or in connection with the condition of the common areas (to include hallways, walkways, parking areas and other common amenities located thereon); or (iii) suffered or incurred in or about the same or as a result of any breach by Lessor, its agents, contractors, employees, invitees or licensees, of any covenant or conditions of this Lease, or (iv) the negligence or improper or illegal conduct of Lessor, its agents, contractors, employees, invitees or licensees.

         14. TENANTS LIABILITY INSURANCE. Lessee further covenants and agrees to maintain at all times during the term of this Lease comprehensive public liability insurance from a responsible insurance company, licensed to do business in the state in which the Premises is located and reasonably satisfactory to Lessor, naming Lessor as an additional insured in an amount of not less than $1 million combined single limit policy for bodily injury and property damage. Lessee shall furnish Lessor with a certificate or certificates of insurance, covering such insurance so maintained by Lessee.

         15. FIRE, CASUALTY AND CONDEMNATION. In the event all or any part of the demised Premises should be subjected to eminent domain proceedings or should be substantially damaged by fire or other casualty, and if pursuant thereto an amount of the leased Premises shall be condemned so as to render the residue inadequate for Lessee's purposes as herein set forth, Lessee shall have the option to terminate and cancel this Lease by giving sixty (60) days written notice of such intention to Lessor, but only if 1) Lessor fails to give sixty
(60) days written notice of intent to fully restore the demised Premises to its original configuration and dimensions; or 2) the Lessor fails to restore the Premises to a condition substantially suitable for the use intended herein in Lessee's reasonable determination, within one hundred twenty (120) days of the taking, fire or other casualty. During said period of restoration, Lessee shall not be liable for rental payments until property is approved for occupancy. If any such taking shall not render the residue of the leased Premises wholly inadequate for Lessee's purposes as herein set forth, Lessee's rentals hereunder

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shall be reduced in the proportion which the value of the property taken bears to the whole value of the leased Premises with improvements. In any such condemnation proceedings, all damages allocable to full fee simple ownership of the leased Premises shall be payable to Lessor, and any damages for loss of hold interest, including the un-amortized portion of the value involved in such condemnation of any non-removable fixture placed on the leased Premises by Lessee with Lessor's approval shall be payable to Lessee.

         16. TENANT IMPROVEMENTS. The building and other improvements that are a part of the Premises shall be constructed in accordance with the following:

             A. APPROVAL OF PLANS: Lessor agrees to and shall have constructed on the Premises the improvements substantially in accordance with the partitions sketch, attached hereto as Exhibit A.

             B. CONSTRUCTION: Lessor agrees to proceed with due diligence and complete in a good workmanlike manner to the reasonable satisfaction of Lessee all of the construction, alterations, improvements, modifications, and finishings of, to, and in said above-described leased Premises, all substantially in accordance with the plans and specifications approved and initialed by the parties hereto, copies being attached as Exhibit A and by reference incorporated herein and made a part hereof and as otherwise may be required to prepare the Premises for Lessee's use for occupancy on or before commencement date, except for delays due to governmental regulations, unusual scarcity of or inability to obtain labor or materials, or causes beyond Lessor's reasonable control. Lessor covenants that all of said work shall be performed in compliance with all applicable ordinances, regulations, and laws, including all building codes, and shall be covered by such permits and approvals as may be required by applicable law. The possession, which acceptance shall be given by Lessee when the construction has been finished, except for items of work and/or mechanical adjustment of equipment and fixtures which, because of the nature of the item, are not practical to do at the time, provided none of the items are necessary to make the leased Premises tenantable for Lessee's use. Lessee's rents shall begin upon commencement date ("commencement date" is herein defined as the date that Lessee accepts possession of the leased Premises). Lessor shall give Lessee at least thirty (30) days prior notice of the date when the leased Premises is expected to be ready for occupancy, and as soon as conditions practicably permit, Lessor shall finish the items of work and adjustment not finished should Lessee, with Lessor's approval, elect to take possession before the construction has been finished.

             Lessee's representative and engineers shall at all times have the right to inspect the construction work and further to give notice of observed defects, in which event Lessor shall cause any such defects to be cured or corrected, as the case may be. In addition, Lessor will advise Lessee periodically during the construction process of the then current status and Lessee shall have the right to comment and Lessor agrees to give reasonable consideration to such comments. It is understood, however, that final decisions with respect to design and construction are entirely within Lessor's control. Lessor shall remedy promptly any work not so performed or done of which notice is received by Lessor from Lessee within thirty (30) days of the date on which term begins, and shall use due diligence to enforce all warranties and guarantees to Lessor of work or materials called for by the specifications and enforceable by Lessor, provided Lessee shall give Lessor notice of any breach of such warranties and guarantees.

         17. FAILURE TO COMPLETE CONSTRUCTION. Lessor agrees that at its own cost and expense, it will make the improvements to the Premises to prepare the same for Lessee's occupancy, as may be contained and described in Exhibit A attached hereto, and thereby made a part hereof. In the event that Lessor is prevented from completing the improvements described in said Exhibit A on or before the commencement date of the term hereof due to strikes, lockout, non-availability of materials or labor, labor controversies, accidents, weather or other causes beyond the reasonable control of Lessor, Lessor shall not be liable to Lessee for damages by reason thereof, nor shall Lessee be relieved from any obligation under this Lease. However, if the leased Premises does not have a certificate of occupancy by the city within sixty (60) days of the projected completion date of OCTOBER 15, 2004, this Lease will become null and void unless other arrangements can be made suitable to both parties and attached hereto by addendum (s).

         18. PARKING. The Lessor shall provide all the parking spaces in the upper and lower parking lots within the common parking lot at no charge.

         19. WARRANTIES OF TITLE. Lessor hereby warrants and covenants with and unto Lessee that it has an absolute and indefeasible title to the demised Premises, and that Lessor will, during the term hereof and the full performance by Lessee of Lessee's obligations and covenants hereunder, defend the same and hold harmless the Lessee against the lawful claims of any and all persons whomsoever.

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         20. DEFAULT. Lessee shall be in default under the provisions of this
Agreement upon the happening of any of the following events or conditions:

                  (1) Failure to pay the rental payment and any supplements thereto, or any other payments provided by this Lease at the times, in the amounts and in the manner set forth or within ten (10) days after the date Lessor provides written notice of the same being overdue;

                  (2) Failure to keep or perform any of the covenants on the part of the Lessee herein to be kept or performed, or failure to correct any non-conformance within thirty (30) days of written demand by Lessor; or

                  (3) Should the Lessee become insolvent, or become bankrupt, either voluntary or involuntary, or make any assignment for the benefit of creditors, or if a receiver be appointed for the benefit of Lessee's creditors, or if a receiver be appointed for Lessee to take charge of and manage Lessee's affairs, or if any levee of execution against the Lessee remains unsatisfied for a period of thirty (30) days from and after the levy of the same.

         21. REMEDIES IN THE EVENT OF DEFAULT. In the event of a default by Lessee, during the term hereof, Lessor may, at Lessor's option, declare this Lease thereupon terminated after notice has been given by registered mail ten
(10) days prior, and Lessor shall have the right to enter upon and take possession of the leased Premises and to evict and expel Lessee and any or all of Lessee's property, belongings, and effects there from, without legal process and without thereby being guilty of any manner of trespass either at law or in equity which remedy is in addition to any other remedies of Lessor either at law or in equity, including, without limitation, the collection of delinquent rents, possession of the leased Premises and contents, damages for breach of this Agreement by Lessee, or otherwise. No delay in or failure to exercise any of the options herein granted to Lessor by reason of a default shall be a waiver thereof, and the waiver on one occasion of a default shall not be deemed a waiver of Lessor's right to exercise its remedies by reason of the same or a similar default at any later occasion. Notwithstanding anything to the contrary contained herein, Lessor shall not be absolved of its obligation to attempt in good faith to mitigate its damages with respect to any such default of Lessee.

         22. WAIVER OF SUBROGATION. Lessor and Lessee and all parties claiming under them hereby mutually release and discharge each other from all claims and liabilities arising from or caused by any hazard covered by insurance on the leased Premises, or covered by insurance in connection with the property or activities conducted on the leased Premises, regardless of the cause of the damage or loss, to the extent such claims and liabilities are covered by insurance, and to the extent such policies shall provide for an permit such waiver of subrogation.

         23. LIABILITY UPON EARLY TERMINATION. In the event that Lessee should terminate this Lease for any reason, it agrees to pay to Lessor the entire sum of rent remaining under the Lease for the term then in effect. Said sum shall be payable no later than thirty (30) days after the date of termination. Should Lessee or Lessor have the ability to sublet during the term of this Lease, see Paragraph 12 of this Agreement.

         24. SURRENDER OF POSSESSION. At the end of the term of this Lease, or upon earlier termination by Lessor in accordance with the options herein reserved, Lessee agrees to surrender possession of the leased Premises without demand. Should Lessee fail so to do, Lessee shall be responsible in addition to the damages generally recoverable by Lessor by reason of any breach by Lessee, for all damages Lessor may sustain, including claims made by any succeeding tenant against Lessor that are founded upon delay or failure in delivering possession of the leased Premises to such succeeding tenants. Lessee hereby waives any and all notice to which Lessee may otherwise be entitled under the laws of the State of Arkansas as a prerequisite to a suit against Lessee for the unlawful detention of the leased Premises.

         25. BINDING EFFECT. This agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors, legal representatives, heirs and assigns, except as expressly limited otherwise herein.

         26. TIME OF ESSENCE. The time of the making of the payments and of the keeping of the covenants herein is of the essence of this Agreement and the parties hereto so agree.


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         27. NOTICES. Any notice called for or permitted under the terms hereof shall be given in writing and sent by ordinary mail to the last address of the party to whom the notice is to be given as designated by such party in writing. Lessor designates its address as 105 SE 22ND STREET, SUITE #1, BENTONVILLE, AR 72712. Lessee hereby designates its address as 740 LOMAS SANTA FE, SUITE 210, SOLANA BEACH, CA 92075. Any notice so given shall be deemed given three (3) days after the same has been posted. Designations of address may be changed by written notice given by ordinary mail from either party to the other.

28. QUIET ENJOYMENT. Upon paying the rent as herein provided, and upon the performance of the covenants recited herein for it to perform, the Lessee shall, at all times during the term herein described peacefully and quietly have, hold and enjoy the demised Premises.

         29. DISPUTE RESOLUTION. Lessor and Lessee recognize that litigation is an expensive, resource-consuming process for resolving business disputes. Therefore, both parties agree that if any controversy or dispute arises out of or relating to this Lease, or any breach of the Lease, they will attempt in good faith to settle the dispute expeditiously within thirty (30) days of written notice of the dispute. If the dispute is not settled, then the matter shall be submitted to arbitration and the party against whom enforcement is sought, by virtue of the Lease, consents to entry of judgment for such enforcement. The parties will attempt in good faith to mutually agree as to the provider or neutral services and to the specific neutral location for the arbitration. Rules of the American Arbitration Association for arbitration shall govern any such arbitration proceedings. The attorneys' fees and costs of this arbitration shall be paid by the losing party. If there is no losing party, the parties all pay their own attorney's fees and the costs of arbitration shall be shared equally.

         30. CONFIDENTIALITY. Not applicable.

         31. SEVERABILITY. In the event that any of the provisions of this Lease are deemed to be illegal or unenforceable, such term (s) shall be severed from this Lease and the remaining terms shall remain in full force and effect.

         32. MERGER. This Agreement and any attachments or addendums hereto, represent the complete and final agreement of the parties, and no other prior agreement, whether oral or in writing, shall have any force and effect to modify this Lease, and any modifications of this Lease after its execution shall be in writing.

         33. COMMISSION INDEMNIFICATION. Lessor and Lessee agree that B.R.E.I. d/b/a Burckart Property Leasing is the exclusive agent and that no other brokers or agents are entitled to a commission. Lessor shall be responsible, at its sole cost and expense, to pay the brokerage fee in connection with this Lease.

         34. RELOCATE AND EXPAND. Lessee will have the unilateral right to relocate and expand under the following terms and conditions:

             A. OPTION TO RELOCATE AND EXPAND. Provided that (i) Lessee has not been in Default beyond any applicable cure periods at any time during the Original Term, (ii) the creditworthiness of Lessee is materially the same as or better than on the Commencement Date, (iii) Lessee named herein remains in possession of and has been continuously operating in substantially the entire Leased Premises throughout the Original Term and (iv) the current use of the Leased Premises is consistent with the Permitted Use hereunder, and subject to the availability of space, Lessee shall have the option to expand the Leased Premises effective any time during the term of this Lease ("Expansion Option"), to the "Expansion Space", located in another building to be built within the Park or general area which is owned or controlled by Lessor at the time Lessee exercises this Expansion Option. In the event Lessee elects to exercise its Expansion Option, Lessor and Lessee hereby agree that (i) Lessee shall provide Lessor with twelve (12) months written notice of its desire to expand; (ii) Lessee shall sign a Lease for such building prior to construction and construction financing; and (iii) if said Expansion Space is available for lease to Lessee, the term for the Expansion Space shall be five (5) years from Lessor's delivery of occupancy. The Expansion Space shall be offered to Lessee at the rental rate and upon such other terms and conditions as are then being quoted by Lessor to prospective tenants for the Expansion Space; provided, however, that in no event shall the rental rate be less than the highest Minimum Annual Rent payable during the Lease Term for the original Leased Premises. In addition, the Expansion Space shall be improved by Lessor, at Lessor's expense, with improvements similar in quality to those in the Leased Premises. Lessee shall be responsible for all expenses incurred by it in connection with its relocation to the Expansion Space. If Lessee properly exercises its option to

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expand, Lessor and Lessee shall execute an amendment to the Lease reflecting the terms and conditions of the expansion term twelve (12) months prior to the commencement of the expansion term. In the event Lessor notifies Lessee that the Expansion Space is not available for lease to Lessee, in Lessee's sole discretion, this Expansion Option shall thereafter be null and void and this Lease shall terminate at the end of its Term, or any extension option applicable per Paragraph 2.

         35. AMERICANS WITH DISABILITIES ACT. Lessor shall, at its sole cost and expense, be responsible to modify the Premises to ensure that the Premises are in full compliance with all applicable ADA and any other current and/or future governmental requirements, including but not limited to, any and all state or local codes promulgated in response to the ADA, provided ADA compliance is not caused by the Lessee's actions, upgrades, occupancy or renovations.

         36. ENVIRONMENTAL INDEMNITY OF LESSEE. Lessor represents and warrants to Lessee that on the Commencement Date of this Lease, there are no environmental conditions existing on the Premises which could give rise to any environmental liability on the part of the Lessee; that all federal, state and local requirements concerning environmental protection have been performed and complied with by the Lessor; that there are no pending actions against the Lessor under any environmental law; that the Lessor has not received notice of any such action or possible action; and that there are no current or past releases of hazardous waste or materials on the Premises which have not been appropriately remedied.

             Based on the foregoing representations and warranties, the Lessor agrees to indemnify, defend and hold harmless the Lessee, its successors, assigns, parent company, subsidiaries, officers, agents and employees from and against any losses, claims, costs, causes of action, liabilities, damages or expenses (including reasonable legal fees) relating to claims by governmental agencies or third parties arising out of or relating to the use, storage, disposal, discharge or emission (hereinafter "Occurrence") of contaminants or hazardous, toxic, noxious or harmful substances arising from or resulting from any environmental conditions which existed on the Premises prior to the commencement date of this Lease or which shall occur thereafter (except as to such an Occurrence which results as a consequence of the acts or omissions of Lessee, its employees, agents or contractors) regardless of whether such activities resulted from the conduct of the Lessor.

             The parties acknowledge and agree that where the subject matter of environmental compliance, liability, payment and indemnity may become a question or issue under this Lease, it shall be the overriding intent of the parties that the Lessee's liability shall be limited to those circumstances under which Lessee has caused or created such environmental condition after the commencement date of the Lessee's possession of the Premises."


         WITNESS OUR HANDS AND SEALS ON THIS _________ DAY OF
_____________________, _______.


LESSOR:                                      LESSEE:

PROCON, INC.                                 GENIUS PRODUCTS, INC.
BURCKART PROPERTY LEASING

By:  /S/ JOHN R. BURCKART                    By:  / S/ KLAUS MOELLER
   ----------------------------------             -----------------------------
Name:  John R. Burckart                           Name:  KLAUS MOELLER
Title:  PROPERTY MANAGER                          Title:  CEO




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


                                   EXHIBIT "A"


                                   [Floorplan]

NO LONGER IS THIS A MIRROR IMAGE. SPACE LOCATION IS AS DRAWN.

         For duration of lease terms, South Walton Plaza Communications agrees to provide all digital phone equipment necessary.

                                                       /s/ JB



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